SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2010

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3842844 (I.R.S. Employer Identification No.)
187 Mill Lane Mountainside, New Jersey (Address of Principal Executive Offices)	07052 (Zip Code)
973-544-6116 (Issuer’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

Proteonomix, Inc. (the "Company") issued a press release, dated May 24, 2010 entitled-"Proteonomix, Inc. (PROT) Announces its Subsidiary Proteoderm, Inc. Commences Operation of Retail Web Site -- Proteoderm.com Proteoderm will be Accepting Pre-orders, for Revolutionary Cosmetic Product on Monday, May 24, 2010."

The press release is in its entirety below:

Proteonomix, Inc. (PROT) Announces its  Subsidiary Proteoderm, Inc. Commences Operation of Retail Web Site -- Proteoderm.com

Proteoderm will be Accepting Pre-orders, for Revolutionary Cosmetic Product on Monday, May 24, 2010

Mountainside, New Jersey, May 24, 2010- Proteoderm, Inc. a subsidiary of Proteonomix, Inc. (PROT:PINKSHEETS) opened its retail web site, Proteoderm.com, and began accepting pre-orders for its anti-aging line of skin care products, Proteoderm. Proteoderm was unveiled to the public at the 2008 Session of the 16th Annual Congress on Anti-Aging Medicine & Regenerative Biomedical Technologies. The response to the product was far beyond the Company’s initial expectations.  Subsequently, Proteonomix, Inc. received global interest for distribution of its anti-aging product Proteoderm; Proteoderm contains Matrix NC-138 an anti-aging bioactive ingredient, developed by Proteonomix Inc. Matrix NC-138 is the first product in the Company’s pipeline that was a result of the Company’s R & D program stem cell and collagen growth.

Due to the unexpected interest in Proteoderm, the Company has decided to open its retail sales utilizing pre-orders, on its subsidiary’s website. The company has taken this action in order to further gauge demand, and to assist the company in managing its production and inventory levels.

Individuals ordering Proteoderm as a pre-order will not be billed for the product until it is shipped.  A firm shipment date will be announced in the future.

To learn more about Proteoderm, or to pre-order product, please visit www.proteoderm.com.

Certain statements contained herein are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995). Proteonomix, Inc. cautions that the statements made in this press release relating to Proteoderm constitute forward-looking statements and makes no guarantees of future performance and actual results or developments may differ materially from projections in forward-looking statements. Forward-looking statements are based on estimates and opinions of management at time the statements are made.

Contact:

Michael Cohen

Proteonomix, Inc.

(973) 544-6116

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated: May 26, 2010

By:

/s/Michael Cohen

Name:   Michael Cohen

President